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                                 EXHIBIT 10.35

                      SECOND AMENDMENT TO LEASE AGREEMENT

                         FOR THE ABB RICHMOND PROJECT
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                      SECOND AMENDMENT TO LEASE AGREEMENT

     THIS SECOND AMENDMENT TO LEASE AGREEMENT ("Second Amendment") is made and entered into as of October 19, 1999, by and between WELLS REIT, LLC - VA I, a Georgia limited liability company ("Landlord"), and ABB POWER GENERATION INC. a Delaware corporation ("Tenant").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Tenant and Landlord entered into that certain Lease Agreement dated June 1, 1999 (the "Original Lease"), pertaining to certain premises located in Chesterfield County, Virginia, and being more particularly described in the Original Lease (herein and in the Original Lease referred to as the "Demised Premises"); and

     WHEREAS, Tenant and Landlord entered into that certain First Amendment to Lease Agreement dated as of July 21, 1999 (the "First Amendment ") (the Original Lease as modified by the First Amendment hereinafter referred to as the "Lease"); and

     WHEREAS, Tenant and Landlord desire to enter into this Second Amendment for the purpose of evidencing their mutual understanding and agreement as set forth below.

     NOW, THEREFORE, for and in consideration of the premises hereto, the keeping and performance of the covenants and agreements hereinafter contained, and for Ten Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, Tenant and Landlord hereby agree as follows:

     1. Terms used herein and denoted by their initial capitalization shall have the meanings set forth in the Lease unless specifically indicated herein to the contrary. In the event of any conflict or inconsistency between the terms and conditions of this Second Amendment and of the Lease, the terms and conditions of this Second Amendment shall govern and control.

     2. Exhibit "B" of the Lease is hereby modified and amended by deleting the following: "All of the Second, Third and Fourth Floors and such portion of the First Floor as is marked on the accompanying floor plans." and inserting in lieu thereof the following: "All of the First, Second, Third and Fourth Floors, such floors being shown on the accompanying floor plans (disregarding the hand drawn markings around a portion of the First Floor on such floor plans)."

     3. Paragraph 1.1(g) of the Lease is hereby deleted in its entirety and the following inserted in lieu thereof:

          (g)  Rentable Floor Area of the Demised Premises:

               99,057 square feet (subject to the provisions of Article 2 concerning measurement of the Rentable Floor Area of the Demised Premises and the certification thereof by Landlord's architect, and to the provisions of Special Stipulation 7 on Exhibit "F" to the Lease)

     4. Paragraph 1.1(h) of the Lease is hereby deleted in its entirety and the following inserted in lieu thereof:

          (g)  Rentable Floor Area of the Building:
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               99,057 square feet (subject to the provisions of Article 2 concerning measurement of the Rentable Floor Area of the Demised Premises)

     5. Paragraph 1.1(i) of the Lease is hereby deleted in its entirety and the following inserted in lieu thereof:

          (i)  Lease Term:  Eighty Four (84) months.

     6. The references on the cover page of the Lease and in Paragraph 2 of the Lease to 80,000 square feet are hereby deleted and references to 99,057 square feet are inserted in lieu thereof. Landlord and Tenant acknowledge and agree that the Demised Premises as defined in the Lease as modified by this Second Amendment comprise the entire Building, and that Tenant's Share as defined in the Lease as modified by this Second Amendment is 1 (100% if expressed as a percentage).

     7. Inasmuch as Tenant now leases all of the rentable space in the Building, Special Stipulations 2 and 8 on Exhibit "F" to the Lease are hereby deleted in their entirety.

     8. Landlord acknowledges and agrees that the Construction Allowance for Demised Premises and the Additional Allowance shall be calculated based on the Demised Premises containing 99,057 Rentable Square Feet (subject to the provisions of Article 2 concerning measurement of the Rentable Floor Area of the Demised Premises and the certification thereof by Landlord's architect).

     9. As expressly modified by this Second Amendment, the Lease shall remain in full force and effect, and is expressly ratified and confirmed by the parties hereto. This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns.

     IN WITNESS WHEREOF, Tenant and Landlord have caused this Second Amendment to be duly authorized, executed and delivered as of the day and year first above written.

Landlord:                                                   Tenant:
- --------                                                    ------
WELLS REIT, LLC - VA I, a Georgia limited                   ABB POWER GENERATION INC., a
liability company                                           Delaware corporation

By:  Wells Operating Partnership, L.P., a                   By:  /s/ DJ McDermott
                                                               -------------------------------------
     Delaware limited partnership, sole member              Its: V.P. Finance
                                                                ------------------------------------

     By:  Wells Real Estate Investment Trust, Inc.,         Attest:  ^[ILLEGIBLE]^
                                                                   ---------------------------------
          a Maryland corporation, General Partner           Its:    V.P. & Secretary
                                                                   ---------------------------------

           By: /s/ Leo F. Wells
             ------------------------------------                     (CORPORATE SEAL)
               Leo F. Wells, III,
               President

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